Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of January 17, 2008

	Rig Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
						Days	Date
Domestic Offshore
1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Warm Stacked
3	Hercules 78	Submersible, TD	GOM	Warm Stacked
4	Hercules 85	85' - ILS, TD	GOM	Bois d'Arc	49-51	21	02/07/08
5	Hercules 101	100' - MC, TD	GOM	Warm Stacked
6	Hercules 120	120' - MC, TD	GOM	Chevron	53-55	161	06/26/08	Indexed dayrate adjusted quarterly
7	Hercules 150	150' - ILC, TD	GOM	Stacked Ready
8	Hercules 152	150' - MC, TD	GOM	AnaTexas	55-57	9	01/26/08
9	Hercules 153	150' - MC, TD	GOM	Warm Stacked
10	Hercules 173	173' - MC, TD	GOM	Chevron	53-55	161	06/26/08	Indexed dayrate adjusted quarterly
11	Hercules 200	200' - MC, TD	GOM	Hall Houston	57-59	13	01/30/08
12	Hercules 201	200' - MC, TD	GOM	Stacked Ready			01/20/08
				Samson	59-61	56	03/16/08
13	Hercules 202	200' - MC, TD	GOM	Stacked Ready
14	Hercules 203	200' - MC, TD	GOM	Energy XXI	59-61	46	03/03/08
15	Hercules 204	200' - MC, TD	GOM	Apache Corp	61-63	9	01/26/08
					59-61	30	02/25/08
16	Hercules 207	200' - MC, TD	GOM	Hall Houston	57-59	16	02/02/08
17	Hercules 211	200' - MC Workover	GOM	Energy XXI	46-48	1	01/18/08
18	Hercules 250	250' - MS, TD	GOM	Warm Stacked
19	Hercules 251	250' - MS, TD	GOM	Hall Houston	54-56	7	01/24/08
20	Hercules 252	250' - MS, TD	GOM	Tana	54-56	113	05/09/08
21	Hercules 253	250' - MS, TD	GOM	Shipyard			01/27/08
22	Hercules 257	250' - MS, TD	GOM	Woodside	55-57	8	01/25/08
					Average	30	days
23	Hercules 155	150' - ILC	GOM	Cold Stacked 07/01
24	Hercules 191	160' - MS	GOM	Cold Stacked 08/01
25	Hercules 254	250' - MS	GOM	Cold Stacked 07/01
26	Hercules 255	250' - MS	GOM	Cold Stacked 07/01
27	Hercules 256	250' - MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore Monthly Rig Fleet Status Report as of January 17, 2008

	Rig Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
						Days	Date
International Offshore
1	Hercules 110	100' - MC, TD	Trinidad	Trinmar	51-53	92	04/18/08
2	Hercules 170	170' - ILC	Qatar	Occidental Petroleum	68-70	128	05/24/08
3	Hercules 156	150' - ILC, TD	Brazil	Shipyard			01/27/08	Contract preparation work
				Enroute			02/19/08	Dry transport to West Africa expected 1/31/08 - 2/20/08
			Cameroon & Gabon	ADDAX	134-136	180	08/17/08
4	Hercules 185	120' - ILC, TD	Angola	Angola Drilling Company Ltd	124-126	214	08/18/08
5	Hercules 205	200' - MC, TD	Mexico	PEMEX	86-88	678	11/25/09	Dayrate adjusts quarterly to published GOM index for 200' Mat Cantilever + $20,000
6	Hercules 206	200' - MC, TD	Mexico	PEMEX	111-113	523	06/23/09
7	Platform 3	Platform, TD	Mexico	PEMEX	28-30	92	04/18/08
8	Hercules 258	250' - MS	India	Cairn	139-141	58	03/15/08
				Shipyard			05/04/08	Upgrades
				ONGC	109-111	1,095	05/04/11
9	Hercules 208	200' - MC	Singapore/ Malaysia	Shipyard Murphy	109-111	1,095	04/30/11	Undergoing significant refurbishment with expected completion early 2Q 2008
10	Hercules 260	250' - ILC	GOM India	Enroute Shipyard			02/02/08 03/31/08	Heavy lift transport in progress Contract preparation work
				ONGC	142-144	1,095	03/31/11
					Average	525	days

Hercules Offshore Monthly Rig Fleet Status Report as of January 17, 2008

	Rig Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
						Days	Date
US Inland Barges
1	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Stacked Ready
2	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Red Willow Offshore, LLC	67-69	51	03/08/08
3	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Key Energy	36-38	8	01/25/08
4	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	29	02/15/08
5	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	51-53	9	01/26/08
6	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	27	02/13/08
7	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Contango	47-49 51-53	60 60	03/17/08 05/16/08
8	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Warm Stacked
9	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Carrizo	36-38	14	01/31/08
10	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex Energy	43-45	22	02/08/08
11	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Hunt Petroleum	40-42	8	01/25/08
12	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
13	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
14	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
15	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
16	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cinco Natural Resources	38-40	13	01/30/08
				Sabco	44-46	10	02/09/08
17	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	36-38	29	02/15/08
					Average	20	days
18	Hercules 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
20	Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
21	Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
22	Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
23	Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.
(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.
(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status Report for the month ended December 31, 2007

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats(1)	Revenue Per Day Per Liftboat(2)	Operating Days	Utilization(3)	Comments
Gulf of Mexico
260	1	1	$31,615	31	100%
230	3	3	27,126	28	30%	One vessel in drydock in December completed early January
190-215	6	6	19,700	85	46%	One vessel in drydock in December completed early January
170	2	2	16,817	41	66%	One vessel in drydock in December and January
140-150	6	6	10,544	82	44%	Two vessels in drydock in December and January
120-130	14	14	8,344	256	59%	One vessel in drydock in December and January
105	15	14	6,675	254	59%	Four vessels in drydock in December, five vessels in drydock in January

Sub-total/Average	47	46	11,325	777	54%

West Africa
170-215	3	2	$31,298	62	100%	One newly acquired vessel under refurbishment
140-150	4	4	13,669	83	67%	Two vessels in drydock during December one for half month the other most of December
120-130	7	7	10,613	217	100%
105	4	4	13,125	91	73%	One vessel under repair full month. Revenue per day for the 105' class includes $11,510 per day that has been deferred to January pending additional documentation. Actual reported revenue for December will not include these deferrals.

Sub-total/Average	18	17	14,509	453	86%

Total/Average	65	63	12,498	1,230	63%

Note:

(1)	Actively marketed liftboats excludes one GOM cold-stacked 105' class liftboat, and one West Africa 170-215' class liftboat which was acquired in June 2007 and is undergoing refurbishment until late-Q1 2008.
(2)	Includes reimbursables.
(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.